Exhibit (d)(vi) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                           Amendment #1 to EXHIBIT T
                                     to the
                          Investment Advisory Contract

                       PENNSYLVANIA MUNICIPAL CASH TRUST

       This Amendment #1 to Exhibit T to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

       For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to ..40 of 1% of the average daily net assets of the Fund.

       The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

       The advisory fee so accrued shall be paid to Adviser daily.

       The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

       Witness the due execution hereof this 1st day of September, 2006.

                                        FEDERATED INVESTMENT
                                        MANAGEMENT COMPANY

                                        By:  /s/ John B. Fisher
                                        Name: John B. Fisher
                                        Title:  President and Chief Executive
                                        Officer

                                        MONEY MARKET OBLIGATIONS
                                        TRUST

                                        By:  /s/ J. Christopher Donahue
                                        Name:  J. Christopher Donahue
                                        Title:  President

                                                Exhibit (d)(vii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K

                           Amendment #1 to EXHIBIT U
                                     to the
                          Investment Advisory Contract

                        CONNECTICUT MUNICIPAL CASH TRUST

       This Amendment #1 to Exhibit U to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

       For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to ..40 of 1% of the average daily net assets of the Fund.

       The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

       The advisory fee so accrued shall be paid to Adviser daily.

       The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

       Witness the due execution hereof this 1st day of September, 2006.

                                        FEDERATED INVESTMENT
                                        MANAGEMENT COMPANY

                                        By:  /s/ John B. Fisher
                                        Name: John B. Fisher
                                        Title:  President and Chief Executive
                                        Officer

                                        MONEY MARKET OBLIGATIONS
                                        TRUST

                                        By:  /s/ J. Christopher Donahue
                                        Name:  J. Christopher Donahue
                                        Title:  President

                                               Exhibit (d)(viii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K

                           Amendment #1 to EXHIBIT V
                                     to the
                          Investment Advisory Contract

                       MASSACHUSETTS MUNICIPAL CASH TRUST

       This Amendment #1 to Exhibit V to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

       For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to ..40 of 1% of the average daily net assets of the Fund.

       The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

       The advisory fee so accrued shall be paid to Adviser daily.

       The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

       Witness the due execution hereof this 1st day of September, 2006.

                                        FEDERATED INVESTMENT
                                        MANAGEMENT COMPANY

                                        By:  /s/ John B. Fisher
                                        Name: John B. Fisher
                                        Title:  President and Chief Executive
                                        Officer

                                        MONEY MARKET OBLIGATIONS
                                        TRUST

                                        By:  /s/ J. Christopher Donahue
                                        Name:  J. Christopher Donahue
                                        Title:  President

                                                 Exhibit (d)(ix) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                           Amendment #1 to EXHIBIT AA
                                     to the
                          Investment Advisory Contract

                          ALABAMA MUNICIPAL CASH TRUST

       This Amendment #1 to Exhibit AA to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

       For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to ..40 of 1% of the average daily net assets of the Fund.

       The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

       The advisory fee so accrued shall be paid to Adviser daily.

       Witness the due execution hereof this 1st day of September, 2006.

                                        FEDERATED INVESTMENT
                                        MANAGEMENT COMPANY

                                        By:  /s/ John B. Fisher
                                        Name: John B. Fisher
                                        Title:  President and Chief Executive
                                        Officer

                                        MONEY MARKET OBLIGATIONS
                                        TRUST

                                        By:  /s/ J. Christopher Donahue
                                        Name:  J. Christopher Donahue
                                        Title:  President

                                                  Exhibit (d)(x) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                           Amendment #1 to EXHIBIT BB
                                     to the
                          Investment Advisory Contract

                      NORTH CAROLINA MUNICIPAL CASH TRUST

       This Amendment #1 to Exhibit BB to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

       For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to ..40 of 1% of the average daily net assets of the Fund.

       The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

       The advisory fee so accrued shall be paid to Adviser daily.

       Witness the due execution hereof this 1st day of September, 2006.


                                        FEDERATED INVESTMENT
                                        MANAGEMENT COMPANY

                                        By:  /s/ John B. Fisher
                                        Name: John B. Fisher
                                        Title:  President and Chief Executive
                                        Officer

                                        MONEY MARKET OBLIGATIONS
                                        TRUST

                                        By:  /s/ J. Christopher Donahue
                                        Name:  J. Christopher Donahue
                                        Title:  President

                                                 Exhibit (d)(xi) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                           Amendment #1 to EXHIBIT CC
                                     to the
                          Investment Advisory Contract

                         MARYLAND MUNICIPAL CASH TRUST


       This Amendment #1 to Exhibit CC to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

       For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to ..50 of 1% of the average daily net assets of the Fund.

       The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

       The advisory fee so accrued shall be paid to Adviser daily.

       Witness the due execution hereof this 1st day of September, 2006.

                                        FEDERATED INVESTMENT
                                        MANAGEMENT COMPANY

                                        By:  /s/ John B. Fisher
                                        Name: John B. Fisher
                                        Title:  President and Chief Executive
                                        Officer

                                        MONEY MARKET OBLIGATIONS
                                        TRUST

                                        By:  /s/ J. Christopher Donahue
                                        Name:  J. Christopher Donahue
                                        Title:  President

                                                Exhibit (d)(xii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                           Amendment #1 to EXHIBIT EE
                                     to the
                          Investment Advisory Contract

                        CALIFORNIA MUNICIPAL CASH TRUST

       This Amendment #1 to Exhibit EE to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

       For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to ..40 of 1% of the average daily net assets of the Fund.

       The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

       The advisory fee so accrued shall be paid to Adviser daily.

       Witness the due execution hereof this 1st day of September, 2006.

                                        FEDERATED INVESTMENT
                                        MANAGEMENT COMPANY

                                        By:  /s/ John B. Fisher
                                        Name: John B. Fisher
                                        Title:  President and Chief Executive
                                        Officer

                                        MONEY MARKET OBLIGATIONS
                                        TRUST

                                        By:  /s/ J. Christopher Donahue
                                        Name:  J. Christopher Donahue
                                        Title:  President

                                               Exhibit (d)(xiii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K



                           Amendment #1 to EXHIBIT GG
                                     to the
                          Investment Advisory Contract

                          GEORGIA MUNICIPAL CASH TRUST

       This Amendment #1 to Exhibit GG to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

       For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to ..40 of 1% of the average daily net assets of the Fund.

       The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

       The advisory fee so accrued shall be paid to Adviser daily.

       Witness the due execution hereof this 1st day of September, 2006.

                                        FEDERATED INVESTMENT
                                        MANAGEMENT COMPANY

                                        By:  /s/ John B. Fisher
                                        Name: John B. Fisher
                                        Title:  President and Chief Executive
                                        Officer

                                        MONEY MARKET OBLIGATIONS
                                        TRUST

                                        By:  /s/ J. Christopher Donahue
                                        Name:  J. Christopher Donahue
                                        Title:  President

                                                Exhibit (d)(xiv) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                           Amendment #1 to EXHIBIT HH
                                     to the
                          Investment Advisory Contract

                         MICHIGAN MUNICIPAL CASH TRUST

       This Amendment #1 to Exhibit HH to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

       For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to ..40 of 1% of the average daily net assets of the Fund.

       The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

       The advisory fee so accrued shall be paid to Adviser daily.

       Witness the due execution hereof this 1st day of September, 2006.

                                        FEDERATED INVESTMENT
                                        MANAGEMENT COMPANY

                                        By:  /s/ John B. Fisher
                                        Name: John B. Fisher
                                        Title:  President and Chief Executive
                                        Officer

                                        MONEY MARKET OBLIGATIONS
                                        TRUST

                                        By:  /s/ J. Christopher Donahue
                                        Name:  J. Christopher Donahue
                                        Title:  President

                                                 Exhibit (d)(xv) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                           Amendment #1 to EXHIBIT JJ
                                     to the
                          Investment Advisory Contract

                          ARIZONA MUNICIPAL CASH TRUST

       This Amendment #1 to Exhibit JJ to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

       For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to ..40 of 1% of the average daily net assets of the Fund.

       The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

       The advisory fee so accrued shall be paid to Adviser daily.

       Witness the due execution hereof this 1st day of September, 2006.

                                        FEDERATED INVESTMENT
                                        MANAGEMENT COMPANY

                                        By:  /s/ John B. Fisher
                                        Name: John B. Fisher
                                        Title:  President and Chief Executive
                                        Officer

                                        MONEY MARKET OBLIGATIONS
                                        TRUST

                                        By:  /s/ J. Christopher Donahue
                                        Name:  J. Christopher Donahue
                                        Title:  President